UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 22, 2002

Date of report (Date of Earliest Event Reported)

CALLAWAY GOLF COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Rutherford Road
Carlsbad, CA 92008-7328

(Address of Principal Executive Offices)

(760) 931-1771

(Registrant’s Telephone Number, Including Area Code)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 16.1

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The Board of Directors, upon recommendation of the Audit Committee, approved the dismissal of Arthur Andersen LLP (“Andersen”) as the Company’s independent auditors effective March 22, 2002.

Andersen served as the Company’s independent auditor for fiscal year 2001 and not for any prior period. Andersen’s report on the Company’s financial statements for the year ended December 31, 2001 (the “Report”) does not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the term of Andersen’s engagement, there were no disagreements with Andersen within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen’s satisfaction would have caused Andersen to make reference to the subject matter of the disagreements in connection with its Report. During the term of Andersen’s engagement, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

A letter from Andersen addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this Current Report on Form 8-K. Such letter states that Andersen agrees with the statements made by the Company in this Item 4.

The Board of Directors has appointed the firm of KPMG LLP (“KPMG”) to serve as the Company’s independent auditor for fiscal year 2002. KPMG’s engagement commenced effective March 25, 2002. During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through March 25, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	16.1	Letter from Arthur Andersen to the Securities and Exchange Commission dated March 22, 2002 pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2002	CALLAWAY GOLF COMPANY

	By:	/S/ BRADLEY J. HOLIDAY.

Bradley J. Holiday Executive Vice President and Chief Financial Officer

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